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Naples, FL (Nasdaq: TIBB)

Annual Meeting of Shareholders

April 29, 2008

TIBB -Annual Meeting 4/24/08 #2
Forward Looking Statement
 This presentation contains certain forward-looking statements including those concerning the banking industry and the company’s operations, performance, financial condition, and growth. For this purpose, any statements contained in the presentation, that are not statements of historical facts may be deemed to be forward-looking statements. Without limiting the generality of the foregoing words such as “may”, “will,”
 “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “can,”
 “estimate,” or “continue,” of the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the company’s control, and actual results may differ materially depending on a variety of important factors, including competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by the company, among other things.

TIBB -Annual Meeting 4/24/08 #3
Strategic Objectives
  Optimize Organic Opportunities
  TIB Bank
  The Bank of Venice
  Naples Capital Advisors
  Strategic Alliance with Two of S.W. Florida’s
 Leading Families and their Companies, The Barron
 Collier Companies and The Lutgert Companies

TIBB -Annual Meeting 4/24/08 #4
Strategic Objectives
  Disciplined Geographic and Product Expansion
  Maximized Operating Productivity & Efficiency
  Consolidate Accounting
  Common Delivery Platform
  Support Functions
  Pursued Mutually Beneficial Affiliations

TIBB -Annual Meeting 4/24/08 #5
Key West
TIB Branches
BOV Branches
Franchise

TIBB -Annual Meeting 4/24/08 #6
As of 12/31/2007
($ in millions)
Annual Financial Results
($ in millions)

TIBB -Annual Meeting 4/24/08 #7
As of 3/31/2008
($ in thousands)
a
Quarterly Financial Results
($ in thousands)

TIBB -Annual Meeting 4/24/08 #8
As of 3/31/2008
($ in thousands) excluding Investment Securities gain/loss
a
Top Line Revenue
($ in thousands)

TIBB -Annual Meeting 4/24/08 #9
a
Headwinds
  Inverted Deposit Pricing Interest Rate Curve
  Pressure on Net Interest Margin
  Financial Sector Currently Out of Favor
  Sub-prime and Predatory Lending Practices
  Florida Real Estate Concerns

TIBB -Annual Meeting 4/24/08 #10
a
Stock Price Performance

TIBB -Annual Meeting 4/24/08 #11

TIBB -Annual Meeting 4/24/08 #12
Loan Credit Quality
  Strong Credit Culture and Cash Flow Underwriting
  Early Anticipation of Real Estate Downturn
  Conservative Management of Construction and
 Development Projects
  Portfolio Diversification

TIBB -Annual Meeting 4/24/08 #13
as of 3/31/2008
($ in millions)
Loan Composition
$1,076.2M

TIBB -Annual Meeting 4/24/08 #14
as of 3/31/2008
($ in millions)
CRE Loans by Collateral Type
$607.9M

TIBB -Annual Meeting 4/24/08 #15
as of 3/31/2008
($ in millions)
Construction Loan Analysis
$166.7M

TIBB -Annual Meeting 4/24/08 #16
Loan Credit Quality
  Active Internal Administration/Early Recognition
  Vigilance in Obtaining Current Financial Information
  Weekly Review of Substandard Loans
  Quarterly Review of All Loans Where Repayment Depends on
 Sale of Real Estate
  Quarterly Review of All Special Mention Loans, Lines of Credits
 and Commitments
  External Oversight
  External Loan Review, Auditors and Regulatory Agencies

TIBB -Annual Meeting 4/24/08 #17
Indirect Lending Business
  Current Direction
  More Conservative Mix of Loans
  Portfolio Has and Will Continue to Decline
  Portfolio Reduction from $141.5M as of December 31, 2006 to
 $112.2M as of March 31, 2008
  Indirect Loan Portfolio as a % of Total Assets on December 31,
 2006 of 10.75% declining to 7.87% as of March 31, 2008
  Hired a New Department Manager

TIBB -Annual Meeting 4/24/08 #18
Indirect Lending Business
  Hired BenchMark Consulting International
  Tightened Underwriting standards
  Enhanced Management Reporting System
  New Collection Process Implemented
  More Effective Disposition of Repossessed Vehicles
  Created a More Aggressive Recovery Program

TIBB -Annual Meeting 4/24/08 #19
Growth Opportunities and Initiatives
  New Business Lines
  Naples Capital Advisors
  Private Banking
  People/Business Line Enhancements
  Hired Four Mortgage Originators
  Hired Three Very Experienced Local Commercial
 Lending Officers
  Reorganized Retail Sales Team

TIBB -Annual Meeting 4/24/08 #20
Growth Opportunities and Initiatives
  Facilities
  New Branch Location
  IT Center
  Products
  Wealth Management
  Cash Management
  Remote Deposit

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TIBB -Annual Meeting 4/24/08 #22
Business Model
The business model of TIB Private Bank is based on three core businesses and the comfort and convenience created by providing coordinated solutions through one advisor.

TIBB -Annual Meeting 4/24/08 #23
  Retention/expansion of relationships with existing TIB Bank clients
  Attract new clients to TIB Bank
  Favorable demographics of markets served by TIB Bank
  Diversification of service offering and revenue source
  Differentiation from other competitor community banks
Business Case

TIBB -Annual Meeting 4/24/08 #24
  Registered Investment Advisor
  Wholly-owned subsidiary of TIB Financial Corp.
  Global Multi-Cap Value manager
  Assets under Advisement: $90 million (since May, 2007)
  Custom solutions, integrated with TIB Private Banking
  Naples Based and Credentialed Advisors
Naples Capital Advisors

TIBB -Annual Meeting 4/24/08 #25
  Average Individual Portfolio Positions: 75
  Global Portfolio Dispersion: 50% domestic, 50% non-US
  Average Equity Position P/E Ratio: 12x
  Average Equity Position Market Capitalization: $60 billion
  Average Portfolio Dividend Yield: 4.2%
Naples Capital Advisors

TIBB -Annual Meeting 4/24/08 #26
Composite Investment Performance
	2007	1Q2008
NCA	9.4%	.31%
S&P 500	6.6%	-9.4%
Dow Jones World Index	8.4%	-9.2%
Naples Capital Advisors

TIBB -Annual Meeting 4/24/08 #27
  Wholly owned subsidiary of TIB Financial Corp.
  Complement to NCA and TIB Private Banking
  Application for trust powers filed with State of Florida
  Approval expected Summer, 2008
TIB Trust Company

TIBB -Annual Meeting 4/24/08 #28
  Take advantage of established strength in SW Florida
  Expansion into the Florida Keys
  Expansion into Sarasota County market through Bank of
 Venice
Future Plans

TIBB -Annual Meeting 4/24/08 #29

TIBB -Annual Meeting 4/24/08 #30
TIB Branches
BOV Branches
Demographics

TIBB -Annual Meeting 4/24/08 #31
as of 3/31/2008
Area Demographics
Sarasota Area
Population	369,535
Median Household Income	$44,023
Number of Banks	36
Number of Branches	185
Total Deposit Base	$11.7 Billion
Venice Market Area
Population	76,087
Median Household Income	$41,690
Number of Banks	23
Number of Branches	46
Total Deposit Base	$2.4 Billion

TIBB -Annual Meeting 4/24/08 #32
as of 3/31/2008
Financial Profile
Total Loans	$62.2M
Total Deposits	$56.1M
Total Assets	$79.8M
Branches	3
Personnel	21

TIBB -Annual Meeting 4/24/08 #33
Credit Culture
  Conservative Underwriting
  Sound Financial Analysis
  Asset Valuation
  Cash Flow Underwriting
  Acceptable Credit History
  Understanding Local Business Market
  Continuous Portfolio Monitoring
  Internal Audits
  External Audits

TIBB -Annual Meeting 4/24/08 #34
as of 3/31/2008
($ in millions)
Loan Composition
$62.251M

TIBB -Annual Meeting 4/24/08 #35
as of 3/31/2008
($ in millions)
CRE Loans by Collateral Type
$19.895M

TIBB -Annual Meeting 4/24/08 #36
Optimize Organic Growth
  Key Personnel
  Branch Managers (Deposits)
  Calling Officers (Loans)
  Branch Locations
  Possible Site Acquisitions for Market Access
  Maintain Quality Asset Underwriting Standards

TIBB -Annual Meeting 4/24/08 #37
Increase Operating Efficiencies
  Consolidate Certain Support Functions
  TIB Backroom Functions
  Utilize Economies of Scale
  Volume Discounts
  Vendor Contracts
  Control Expenses
  Continuous Monitoring of Non-Interest Expense

TIBB -Annual Meeting 4/24/08 #38
Maximize Income Growth
  Increase Non-Interest Income
  New TIB Product Lines
  Increase Securities Portfolio Income
  Leverage Strategy
  Increase Loan Portfolio Income
  Expanded Loan Capabilities (Personnel and Capacity)